UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 20, 2009

MYR GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	1-08325	36-3158643
(State or other Jurisdiction of	(Commission File Number)	(IRS Employer Identification
Incorporation)		No.)

Three Continental Towers
1701 Golf Road, Suite 3-1012
Rolling Meadows, IL		60008-4007
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (847) 290-1891

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01                  CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a) Previous independent registered public accounting firm

Effective April 20, 2009, pursuant to authority granted by the Audit Committee of the Board of Directors (the “Audit Committee”) of MYR Group Inc. (the “Company”), the Chairman of the Audit Committee dismissed PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm.

During the years ended December 31, 2008 and December 31, 2007, and through April 20, 2009, there have been no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that, if not resolved to PwC’s satisfaction, would have caused PwC to make reference thereto in their reports on the Company’s consolidated financial statements for such years.

PwC’s reports on the Company’s consolidated financial statements for the years ended December 31, 2008 and December 31, 2007 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principle.

As described in the Company’s Registration Statement on Form S-1 (No. 333-148864) and its Quarterly Reports on Form 10-Q for the second and third quarters of 2008, the Company’s management identified a material weakness in its internal control over financial reporting.  Specifically, the Company did not maintain a sufficient complement of personnel with an appropriate level of accounting knowledge, experience and training in the application of generally accepted accounting principles to nonstandard and unusual transactions commensurate with the Company’s financial reporting requirements and the complexity of its operations and transactions.  As of December 31, 2008, the Company’s management concluded that its current procedures and infrastructure have operated effectively to prevent or detect a material misstatement of its annual or interim consolidated financial statements.  The Company therefore concluded that the material weakness has been fully remediated as of December 31, 2008.  Except as noted previously in this paragraph, there were no other “reportable events” as defined in Regulation S-K Item 304(a)(1)(v) during the years ended December 31, 2008 and December 31, 2007 and through April 20, 2009.

The Company has authorized PwC to respond fully to the inquiries of the successor accountant concerning the subject matter of the material weakness described above.

The Company provided PwC with a copy of the foregoing disclosures and requested that PwC furnish a letter addressed to the SEC stating whether or not it agrees with the statements made above. A copy of PwC’s letter dated April 22, 2009 is filed as Exhibit 16.1 hereto.

(b) New independent registered public accounting firm

Effective April 23, 2009, the Company appointed Ernst & Young LLP (“E&Y”) as the Company’s independent registered public accounting firm for the year ending December 31, 2009 and E&Y accepted the engagement.

ITEM 9.01                  FINANCIAL STATEMENTS AND EXHIBITS.

(d)                                              Exhibits

Exhibit No.	Description

16.1	Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission, dated April 22, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MYR GROUP INC.

Dated: April 23, 2009	By:	/s/ Marco A. Martinez
Name: Marco A. Martinez
Title: Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission, dated April 22, 2009